                                                             Exhibit 10.8.3



                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT ("Agreement"), dated as of the 2nd day of July. 1096, is made and entered into by and between FACTORY CARD OUTLET OF AMERICA LTD. an Illinois corporation ("Borrower"), and PETRA CAPITAL, LLC, a Georgia limited liability company ("Lender").

                                   WITNESSETH:

     WHEREAS, Lender is making a loan (the "Loan") in the amount of $3,000,000 to Borrower, pursuant to that certain Loan Agreement of even date herewith by and between Borrower and Lender (the "Loan Agreement"), and

     WHEREAS, in connection with the making of the Loan, Lender desires to obtain from Borrower and Borrower desires to grant to Lender a security interest in certain collateral more particularly described below.

                                   AGREEMENT:

     NOW, THEREFORE, in conside1ation of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Grant of Security Interest. Borrower hereby grants to Lender a security interest in the following described property and any and all proceeds (although proceeds are covered, Lender does not authorize the sale of any of the following, except to the extent permitted under Sections 10 and 11 hereof) and products thereof and accessions thereto (collectively the "Collateral"):

          (a) Equipment. All equipment and other tangible persona! property of Borrower of any kind and description, whether now owned or hereafter acquired and wherever located, together with all parts, accessories and attachments and all replacements thereof and additions thereto;

          (b) Inventory, Accounts, Contract Rights, Chattel Paper, Documents, Instruments and General Intangibles. All of Borrower's inventory and any agreements for lease of same and rentals therefrom, and all of Borrower's accounts, accounts receivable, contract rights, chattel paper, software, documents. instruments and general intangibles and the proceeds therefrom, whether now in existence or owned or hereafter arising or acquired, entered into or created, and wherever located, and whether held for lease or sale, or furnished or to be furnished under contracts of service;

          (c) Trademarks, Etc. All trademarks, trade names, and service marks now held or hereafter acquired by Borrower, both those that are registered with the United States Patent and Trademark Office and any unregistered marks used by Borrower in the United States, and trade dress, including logos and designs, in connection with which any such marks are used, together with all registrations regarding such marks and the rights to renewals thereof, and the goodwill of the business of Borrower symbolized by such marks, and all patents, licenses, technology and other intangible property of Borrower, whether now owned or hereafter acquired;

          (d) Copyrights. All copyrights now held or hereafter acquired by Borrower and any applications for U.S. copyrights hereafter made by Borrower; and

          (e) Proprietary Information, Computer Data, Etc. All proprietary information and trade secrets of Borrower with respect to Borrower's business, whether now owned or hereafter acquired, and all of Borrower's computer programs and the information contained therein and all intellectual property rights with respect thereto, whether now owned or hereafter acquired.

     2. Secured Indebtedness. The obligations secured hereby shall include (a) loans to be made concurrently or in connection with this Agreement or the Loan Agreement as evidenced by one or more promissory notes payable to the order of Lender that shall be due and payable as set forth in such promissory notes, and any renewals, increases or extensions thereof, and (b) all future advances made by Lender for taxes, levies, insurance and preservation of the Collateral and all attorney 5 fees, court costs and expenses of whatever kind incident to the collection of any of said indebtedness or other obligations and the enforcement and protection of the security interest created hereby.

     3. Representations, Warranties and Agreements of Borrower. So long as the Loan is outstanding, Borrower represents, warrants and agrees as follows:

          (a) Borrower will promptly notify Lender, in writing, of any change in Borrowers place or places of business and of any change in the location of the Collateral or any records pertaining thereto.

          (b) Except as set forth on Schedule 3(b) hereto, Borrower is the owner of the Collateral free and clear of any liens, security interests, claims and encumbrances, contingent or otherwise. Borrower will defend the Collateral against the claims and demands of all persons.

          (c) Borrower will pay to Lender all amounts secured hereby as and when the same shall be due and payable, whether at maturity, by acceleration or otherwise, and will promptly perform all terms of this Agreement and the other Loan Documents (as defined in the Loan Agreement) between Borrower and Lender, and will promptly discharge all said liabilities.

          (d) Borrower will at all times keep the Collateral insured against all insurable hazards in amounts at least equal to the lesser of the full cash value of the Collateral and the outstanding balance of the Loan. Such insurance shall be obtained from such companies as may be reasonably acceptable to Lender, with provisions reasonably satisfactory to Lender for payment of losses thereunder to Lender as its interests may appear. If required by Lender, Borrower shall deposit copies of the policies with Lender. If an Event of Default (as defined in the Loan Agreement) has occurred and is continuing, any money received by Lender under said policies may be applied to the payment of any indebtedness secured hereby, whether or not due and payable, and otherwise said money shall be delivered by Lender to Borrower for the purpose of repairing or restoring the Collateral. Subject to the rights of any lender that is senior to Lender whether under law or by agreement, Borrower assigns to Lender all right to receive proceeds of insurance not exceeding the amounts secured hereby, directs any insurer to pay all proceeds directly to Lender, and appoints Lender Borrower's attorney in fact to endorse any draft or check made payable to Borrower in order to collect the benefits of such insurance. If Borrower fails to keep the Collateral insured as required hereunder, Lender shall have the right to obtain such insurance at Borrower's expense and add the cost thereof to the other amounts secured hereby.

          (e) Borrower will pay all costs of filing of financing, continuation and termination statements with respect to the security interests created hereby, and Lender is authorized to do all things that it deems necessary to perfect and continue perfection of the security interests created hereby and to protect the Collateral.

          (f) The address set forth after Borrower's signature on this Agreement is Borrower's principal place of business and the location where the records concerning all intangible Collateral are kept and/or maintained. The addresses set forth on Schedule 3(f) hereto are all of the locations where Borrower does business and the locations of all tangible Collateral.

     4. Default. Borrower shall be in default upon the occurrence of a default or Event of Default (as defined in the Loan Agreement) that has not been cured during the applicable grace period.

     5. Remedies Upon Default. Upon the occurrence of an Event of Default, all sums secured hereby shall immediately become due and payable at Lender's option without notice to Borrower, and Lender may proceed to enforce payment of same and to exercise any and all rights and remedies provided by the Uniform Commercial Code (Georgia) or other applicable law, as well as all other rights and remedies possessed by Lender, all of which shall be cumulative. Following the occurrence of an Event of Default, and upon demand by Lender, Borrower shall assemble the Collateral and make it available to Lender at a place reasonably convenient to Lender and Borrower. Any notice of sale, lease or other intended disposition of the Collateral by Lender sent to Borrower at the address hereinafter set forth, or at such other address of Borrower as Borrower may designate in writing, at least five (5) days prior to such action, shall constitute reasonable notice to Borrower.

     Lender may waive any default before or after the same has been declared without impairing its right to declare a subsequent default hereunder, this right being a continuing one.

     6. Severability. If any provision of this Agreement is held invalid, such invalidity shall not affect the validity or enforceability of the remaining provisions of this Agreement.

     7. Binding Effect. This Agreement shall inure to the benefit of Lender's successors and assigns and shall bind Borrower's representatives, successors and assigns.

     8. Termination Statement. Borrower agrees that, notwithstanding the payment in full of all indebtedness secured hereby and whether or not there is any outstanding obligation of Lender to make future advances, Lender shall not be required to send Borrower a termination statement with respect to any financing statement filed to perfect Lender's security interest(s) in any of the Collateral, unless and until Borrower shall have made written demand therefor. Upon receipt of such a written demand, Lender may at its option, in lieu of sending a termination statement to Borrower, cause said termination statement to be filed with the appropriate filing officer(s).

     9. Protection of Collateral. Borrower will not permit any liens or security interests other than those created by this Agreement, and those in favor of any lender described on Schedule 3(b) hereto, to attach to any of the Collateral, nor permit any of the Collateral to be levied upon under any legal process which is not released within sixty (60) days, nor permit anything to be done that may impair the security intended to be afforded by this Agreement (except in favor of a lender listed on Schedule 3(b) hereto), nor permit any tangible Collateral to become attached to or commingled with other goods without the prior written consent of Lender.

     10. Special Agreements With Respect to Certain Tangible Collateral. Borrower additionally agrees and warrants as follows:

          (a) Borrower will not permit any of the Collateral to be relocated to any facility not shown on Schedule 3(f) hereto, except for temporary periods in the normal and customary use thereof, without the prior written consent of Lender which consent shall not be unreasonably withheld. Borrower will permit Lender to inspect the Collateral as permitted under the Loan Agreement.

          (b) If any of the Collateral is equipment or goods that is or are used in more than one state, Borrower will contemporaneously herewith furnish Lender a list of the states wherein such equipment or goods are or will be used, and hereafter will notify Lender in writing (i) of any other states in which such equipment or goods are so used, and (ii) of any change in the location of Borrower's principal place of business.

          (c) Borrower will not sell, exchange, lease or otherwise dispose of any of the Collateral or any interest therein, except for (i) inventory in the ordinary course of business, and (ii) the sale of equipment that is obsolete or no longer used or useful in the business of Borrower without the prior written consent of Lender.

          (d) Borrower will keep the Collateral in good condition and repair and will pay and discharge all taxes, levies and other impositions levied thereon as well as the cost of repairs to or maintenance of same, and will not permit anything to be done that may impair the value of any of the Collateral. If Borrower fails to pay such sums on or before their respective due dates, Lender may do so for Borrower's account and add the amount thereof to the other amounts secured hereby.

          (e) Until default in any of the terms hereof, or the terms of any indebtedness secured hereby, Borrower shall be entitled to possession of the Collateral and to use the same in any lawful manner consistent with past practices, provided that such use does not violate the terms of any policy of insurance thereon.

          (f) Borrower will not allow the Collateral to be attached to real estate in such manner as to become a fixture or a part of any real estate without the prior written consent of Lender.

     11. Special Agreements With Respect to Intangible and Certain Tangible Collateral. Borrower additionally warrants and agrees as follows:

          (a) Lender's security interest hereunder shall attach to all proceeds of all sales or other dispositions of the Collateral. If at any time any such proceeds shall be represented by any instruments, chattel paper or documents of title, then such instruments, chattel paper or documents of title shall be promptly delivered to Lender (but only to the extent Borrower is not required to deliver the same to a lender senior to Lender) and shall be subject to the security interest granted hereby. If at any time any of Borrower's inventory is represented by any document of title, such document of title will be delivered promptly to Lender (but only to the extent Borrower is not required to deliver the same to a lender senior to Lender) and shall be subject to the security interest granted hereby.

          (b) By the execution of this Agreement, Lender shall not be obligated to do or perform any of the acts or things provided in any contracts covered hereby that are to be done or performed by Borrower, but if there is a default by Borrower in the payment of any amount due in respect of any indebtedness secured hereby (subject to any applicable grace period), then Lender may, at its election, perform some or all of the obligations provided in said contracts to be performed by Borrower, and if Lender incurs any liability or expenses by reason thereof, the same shal1 be payable by Borrower upon demand and shall also be secured by this Agreement.

          (c) After the occurrence and during the continuance of an Event of Default, Lender shall have the right to notify the account debtors obligated on any or all of Borrower's accounts receivable to make payment thereof directly to Lender, and to take control of all proceeds of any such accounts receivable. Until such time as Lender elects to exercise such right by mailing to Borrower written notice thereof, Borrower is authorized, as agent of the Lender, to collect and enforce said accounts receivable.

     12. Power of Attorney. Borrower hereby constitutes the Lender or its designee, as Borrower's attorney-in-fact with power, upon the occurrence and during the continuance of an Event of Default, to endorse Borrower's name upon any notes, acceptances, checks, drafts, money orders, or other evidences of payment or Collateral that may come into either its or the Lender's possession. to sign the name of Borrower on any invoice or bill of lading relating to any of the accounts receivable, drafts against customers, assignments and verifications of accounts receivable and notices to customers; to send verifications of accounts receivable; to notify the Post Office authorities to change the address for delivery of mail addressed to Borrower to such address as the Lender may designate; to execute any of the documents referred to in Section 3(e) hereof in order to perfect and/or maintain the security interests and liens granted herein by Borrower to the Lender; and to do all other acts and things necessary to carry out this Security Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of commission or omission (other than acts of gross negligence or willful misconduct), nor for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until all of the obligations secured hereby are paid in full and any and all promissory notes executed in connection therewith are terminated and satisfied.

     IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement, or have caused this Agreement to be executed as of the date first above written.


                                      BORROWER:


                                      FACTORY CARD OUTLET OF AMERICA LTD.



                                      By /s/ Glenn Franchi
                                         --------------------------------------
                                         Name:  Glenn Franchi
                                         Title:  Executive Vice-President

                                      Address: 745 Birginal Drive
                                               Bensenville, IL
                                               60106-1212


                                      LENDER:

                                      PETRA CAPITAL, LLC

                                      By: Petra Capital Management, LLC, Manager


                                      By:
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

     IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement, or have caused this Agreement to be executed as of the date first above written.

                                      BORROWER:


                                      FACTORY CARD OUTLET OF AMERICA LTD.



                                      By:
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                      Address: 745 Birginal Drive
                                               Bensenville, IL
                                               60106-1212


                                      LENDER:

                                      PETRA CAPITAL, LLC

                                      By: Petra Capital Management, LLC, Manager


                                      By /s/ Rob Shuler
                                         --------------------------------------
                                         Name:  Rob Shuler
                                         Title:  Manager

                       SCHEDULE 3(b) TO SECURITY AGREEMENT
                                      Liens

     1. Non-Titled Personal Property Security Agreement between Borrower and Bank One, Chicago, N.A. ("Bank One") granting a blanket lien on all of the assets of Borrower to secure a $20,000,000.00 line of credit.

     2. Commercial Security Agreement between Borrower and Bank One granting a purchase money security interest in certain computer equipment and software purchased with the proceeds of $1,500,000.00 term loan.

     3. Security interest granted in certain motor vehicles to secure the installment notes.

     4. Borrower's landlord for Borrower's facility at 2620 Lake Circle Drive, Indianapolis, Indiana, has filed a UCC-1 financing statement in connection with inventory, equipment and fixtures located at or used in connection with such facility.

     5 Security Agreement between Borrower and Sirrom Capital Corporation, dated November 15, 1995, to secure certain promissory notes.

                      SCHEDULE 3(f) TO SECURITY AGREEMENT
                                    Addresses

See attached list of store, warehouse and office locations.

                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   1

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  101 BUFFALO GROVE                    MGR - DOLORES ORACION           (847) 577-3807     4,485 RETAIL SQ. FT. DIST:  44
      PLAZA VERDE CENTER                                           FAX (847) 577-3812      MON-FRI  9:00 -  9:00
      1245 WEST DUNDEE ROAD                                       Open  6/05/85                SAT  9:00 -  6:00
      BUFFALO GROVE                                                                            SUN 10:00 -  5:00
      IL 60089

  102 VILLA PARK                       MGR - JULIE KELLMER             (630) 832-0509     8,403 RETAIL SQ. FT. DIST:  13
      VILLA OAKS CENTER               ASST - ANNE WALLE            FAX (630) 832-9452      MON-FRI  9:00 -  9:00
      138 WEST ROOSEVELT ROAD                SHARON SOLLER        Open  9/26/85                SAT  9:00 -  6:00
      VILLA PARK                             CRYSTAL MCNALLY                                   SUN 10:00 -  6:00
      IL 60181

  103 ROLLING MEADOWS                  MGR - TOM LEN                   (847) 952-8674     4,711 RETAIL SQ. FT. DIST:  44
      MEADOWS TOWN HALL               ASST - CHRISTINE O'DWYER     FAX (847) 952-8691      MON-FRI 10:00 -  9:00
      1400 EAST GULF ROAD                                         Open 10/24/85                SAT 10:00 -  6:00
      ROLLING MEADOWS                                                                          SUN 11:00 -  5:00
      IL 60008

  104 NILES                            MGR - JANELLE ELDRIDGE          (847) 647-1274     9,840 RETAIL SQ. FT. DIST:  44
      VILLAGE CROSSING S/C                                         FAX (847) 647-7900      MON-FRI  9:00 -  9:00
      5653 TOUHY AVENUE                                           Open 11/07/85                SAT  9:00 -  9:00
      NILES                                                                                    SUN  9:00 -  5:00
      IL 60714

  105 BLOOMINGDALE                     MGR - DEBBIE LORGE              (630) 307-3679     9,850 RETAIL SQ. FT. DIST:  11
      BLOOMINGDALE COURT #250         ASST - SUE TURNER            FAX (630) 307-3708      MON-FRI  9:30 -  9:00
      364 WEST ARMY TRAIL ROAD                                    Open 10/01/89                SAT  9:00 -  6:00
      BLOOMINGDALE                                                                             SUN 10:00 -  5:00
      IL 60108

  107 ST. CHARLES                      MGR - PAULA HUMME               (630) 377-7769     4,290 RETAIL SQ. FT. DIST:  13
      PIANO FACTORY 1B                ASST - JOAN DEPAUW           FAX (630) 377-7795      MON-FRI 10:00 -  9:00
      410 S FIRST STREET                                          Open  5/29/86                SAT 10:00 -  6:00
      ST CHARLES                                                                               SUN 11:00 -  5:00
      IL 60174

  108 MT. VERNON                       MGR - DEBBIE MAYFIELD           (618) 242-8771     4,100 RETAIL SQ. FT. DIST:  61
      JENT FACTORY OUTLET                                          FAX (618) 242-8766      MON-FRI  9:00 -  7:00
      257 OUTLET AVENUE                                           Open  6/24/94                SAT  9:00 -  7:00
      MT VERNON, IL 62864                                                                      SUN 11:00 -  5:00
      IL 62864

  109 DARIEN                           MGR - CHRIS EWERT               (708) 985-8377     8,220 RETAIL SQ. FT. DIST:  13
      CHESTNUT COURT CENTER           ASST - MICHELE BROWN         FAX (708) 985-9616      MON-FRI  9:00 -  9:00
      7511 SOUTH LEMONT CENTER               DIANE MISTAKOVICH    Open 10/24/86                SAT  9:00 -  6:00
      DARIEN                                                                                   SUN 11:00 -  6:00
      IL 60559


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   2

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  110 EVANSTON                         MGR - OPEN                      (847) 866-7740     4,128 RETAIL SQ. FT. DIST:  44
      EVANSTON PLAZA                                               FAX (847) 866-7907      MON-FRI  9:00 -  9:00
      1930 WEST DEMPSTER                                          Open  5/21/87                SAT  9:00 -  6:00
      EVANSTON                                                                                 SUN  9:00 -  5:00
      IL 60201

  113 JOLIET                           MGR - GAYLE MUSSER              (815) 436-1224     9,712 RETAIL SQ. FT. DIST:  13
      LOUIS JOLIET POINTE             ASST - COLLEEN PERCY         FAX (815) 439-2264      MON-FRI  9:00 -  9:00
      2856 PLAINFIELD ROAD                                        Open 10/01/89                SAT  9:00 -  9:00
      JOLIET                                                                                   SUN 10:00 -  5:00
      IL 60435

  114 LIBERTYVILLE                     MGR - CHERI LINEHAN             (847) 362-1610     3,340 RETAIL SQ. FT. DIST:  44
      RED TOP PLAZA OUTLET C          ASST - DAN ELQUIST           FAX (847) 362-1613      MON-FRI  9:00 -  9:00
      1366 SOUTH MILWAUKEE AVENUE            SARA BRZEZYSKI       Open 11/01/89                SAT  9:00 -  5:00
      LIBERTYVILLE                                                                             SUN 10:00 -  5:00
      IL 60048

  115 BLOOMINGTON                      MGR - JIM DUE                   (309) 662-4421     5,413 RETAIL SQ. FT. DIST:  61
      2103 NORTH VETERANS PARKWAY     ASST - ABBI MCCLURE          FAX (309) 662-4586      MON-FRI  9:00 -  9:00
      #324                                                        Open 10/01/89                SAT  9:00 -  6:00
      BLOOMINGTON                                                                              SUN 10:00 -  5:00
      IL 61704

  117 BRICKTOWN                        MGR - MICHAEL KEITH             (312) 622-3338     4,980 RETAIL SQ. FT. DIST:  43
      BRICKTOWN SQUARE #108-110       ASST - DONNA VASSAR          FAX (312) 622-1742      MON-FRI 10:00 -  9:00
      6560 WEST FULLERTON AVENUE             KRISSY AICHINGER     Open 11/01/89                SAT  9:00 -  9:00
      CHICAGO                                                                                  SUN 10:00 -  6:00
      IL 60635

  118 ROCKFORD                         MGR - LINDA KOSOWIEC            (815) 226-9111     4,399 RETAIL SQ. FT. DIST:  40
      FOREST PLAZA C3 & 4             ASST - GARY HANSON           FAX (815) 226-9114      MON-FRI  9:00 -  9:00
      6387 EAST STATE STREET                                      Open 10/01/89                SAT  9:00 -  6:00
      ROCKFORD                                                                                 SUN  9:00 -  5:00
      IL 61111

  119 COUNTRYSIDE                      MGR - OPEN                      (708) 354-1558     7,260 RETAIL SQ. FT. DIST:  13
      COUNTRY S/C A2 & 3              ASST - ARLENE BELLINO        FAX (708) 354-3335      MON-FRI  9:00 -  9:00
      102 COUNTRYSIDE                                             Open 11/01/89                SAT  9:00 -  6:00
      COUNTRYSIDE                                                                              SUN 10:00 -  5:00
      IL 60525

  120 ELGIN                            MGR - CONNIE AWE                (847) 931-9600     4,620 RETAIL SQ. FT. DIST:  44
      FOX RIVER PLAZA A5 & 6          ASST - LORI MELLEN           FAX (847) 931-9605      MON-FRI  9:30 -  9:00
      440-D AIRPORT ROAD                                          Open  9/20/90                SAT  9:00 -  6:00
      ELGIN                                                                                    SUN 10:00 -  5:00
      IL 60120


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   3

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  121 CRYSTAL LAKE                     MGR - KRIS OBHMKE               (815) 455-0460     3,869 RETAIL SQ. FT. DIST:  44
      CRYSTAL LAKE COURT S/C          ASST - LISA RICHARDSON       FAX (815) 455-0518      MON-FRI  9:30 -  9:00
      5587 NORTWEST HIGHWAY                                       Open  3/01/90                SAT  9:00 -  6:00
      CRYSTAL LAKE                                                                             SUN 10:00 -  5:00
      IL 60014

  123 NORTH RIVERSIDE                  MGR - CHERYL AGUIRRE            (708) 447-8691     5,490 RETAIL SQ. FT. DIST:  43
      7337 WEST 25TH STREET           ASST - DOROTHY HULL          FAX (708) 447-8726      MON-FRI  9:00 -  9:00
      NORTH RIVERSIDE                        MARCY JONES          Open  7/12/90                SAT  9:00 -  7:00
                                                                                               SUN 10:00 -  6:00
      IL 60546

  124 MORTON GROVE                     MGR - WAYNE CEDERBERG           (847) 967-7441     5,490 RETAIL SQ. FT. DIST:  43
      7154 WEST DEMPSTER              ASST - PAT AMENIRO           FAX (847) 967-9636      MON-FRI  9:00 -  9:00
      MORTON GROVE                                                Open  7/12/90                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  5:00
      IL 60053

  125 SKOKIE                           MGR - VICKY WHITE               (847) 674-3923     2,800 RETAIL SQ. FT. DIST:  44
      FASHION CENTER                  ASST - OPEN                  FAX (847) 674-3942      MON-FRI  9:00 -  9:00
      9448 SKOKIE BOULEVARD                                       Open 10/18/90                SAT  9:00 -  6:00
      SKOKIE                                                                                   SUN 10:00 -  5:00
      IL 60077

  126 CHICAGO RIDGE                    MGR - RACHELLE BARTON           (708) 425-1115     9,017 RETAIL SQ. FT. DIST:  13
      COMMONS OF CHICAGO RIDGE        ASST - KIM PILOT             FAX (708) 425-1313      MON-FRI  9:00 -  9:00
      267 COMMON DRIVE                                            Open 10/25/90                SAT  9:00 -  9:00
      CHICAGO RIDGE                                                                            SUN 10:00 -  5:00
      IL 60415

  128 SCOTTSDALE                       MGR - JUDI SCHUHRKE             (312) 582-7787     4,940 RETAIL SQ. FT. DIST:  43
      SCOTTSDALE CENTER               ASST - VICKY JOHNSON         FAX (312) 582-9341      MON-FRI  9:00 -  9:00
      8059 SOUTH CICERO AVENUE               BARBARA MARKS        Open  6/05/85                SAT  9:00 -  6:00
      CHICAGO                                                                                  SUN 10:00 -  5:00
      IL 60652

  129 MIDWAY SQUARE                    MGR - KATINA MCDONALD           (312) 585-7733     5,320 RETAIL SQ. FT. DIST:  43
      MIDWAY SQUARE CENTER            ASST - MONICA HOLTZ          FAX (312) 585-9791      MON-FRI  9:00 -  9:00
      5125 SOUTH PULASKI ROAD                                     Open  5/01/91                SAT  9:00 -  6:00
      CHICAGO                                                                                  SUN 10:00 -  5:00
      IL 60632

  130 BRIDGEVIEW                       MGR - STEVE KELLEY              (708) 233-0123     4,960 RETAIL SQ. FT. DIST:  43
      BRIDGEVIEW COURT CENTER         ASST - SARAH WELLER          FAX (708) 233-0131      MON-FRI  9:00 -  9:00
      7769 & 7771 SOUTH HARLEM                                    Open 10/25/91                SAT  9:00 -  6:00
      BRIDGEVIEW                                                                               SUN 10:00 -  5:00
      IL 60455


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   4

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  131 MERRILLVILLE                     MGR - BARBARA TRIPLETT          (219) 736-1855     5,220 RETAIL SQ. FT. DIST:  43
      MERRILLVILLE PLAZA              ASST - MARTHA MARTINEZ       FAX (219) 736-1858      MON-FRI  9:00 -  9:00
      1630 EAST 80TH AVENUE                  KAYE CRUMBLEY        Open 11/01/91                SAT  9:00 -  8:00
      MERRILLVILLE                                                                             SUN 10:00 -  5:00
      IN 46410

  132 WHEATON                          MGR - RHONDA ACKERMAN           (708) 665-2230     6,348 RETAIL SQ. FT. DIST:  13
      DANADA SQUARE                   ASST - JAMES TILLMAN         FAX (630) 665-2582      MON-FRI  9:00 -  9:00
      #83 DANADA SQUARE EAST                 TONY BERRY           Open  5/08/92                SAT  9:00 -  9:00
      WHEATON                                                                                  SUN 10:00 -  5:00
      IL 60187

  133 MT. PROSPECT                     MGR - BARNEY GLASS              (847) 506-1153     5,800 RETAIL SQ. FT. DIST:  44
      MT. PROSPECT PLAZA              ASST - SYLVIA BAILEY         FAX (847) 506-1168      MON-FRI  9:00 -  9:00
      1038 MT. PROSPECT PLAZA                                     Open  7/16/92                SAT  9:00 -  9:00
      MT. PROSPECT                                                                             SUN 10:00 -  5:00
      IL 60056

  134 WHITNEY SQUARE                   MGR - TAMI MCFARLANE            (608) 276-9720     8,000 RETAIL SQ. FT. DIST:  40
      WHITNEY SQUARE S/C              ASST - CINDY SCHARA          FAX (608) 276-9730      MON-FRI  9:30 -  9:00
      676 H.S. WHITNEY WAY                                        Open  8/13/92                SAT  9:00 -  9:00
      MADISON                                                                                  SUN 10:30 -  5:00
      WI 53711

  135 MISHAWAKA                        MGR - GAIL COWSERT              (219) 271-2830     7,300 RETAIL SQ. FT. DIST:  47
      INDIAN RIDGE S/C                ASST - AMY BRUGGER           FAX (219) 271-2838      MON-FRI  9:00 -  9:00
      5816 GRAPE ROAD                        PAM MILBOURN         Open 10/29/92                SAT  9:00 -  9:00
      MISHAWAKA                                                                                SUN 10:00 -  5:00
      IN 46545

  136 BROWN DEER                       MGR - DAVID STELZL              (414) 355-3110     7,049 RETAIL SQ. FT. DIST:  40
      MARKETPLACE OF BROWN DEER       ASST - DOROTHY FIELDS        FAX (414) 355-3310      MON-FRI  9:30 -  9:00
      9190 GREEN BAY ROAD                    JENNY SWITALSKI      Open 10/22/92                SAT  9:30 -  9:00
      BROWN DEER                                                                               SUN 11:00 -  6:00
      WI 53209

  137 NAPERVILLE                       MGR - TERI LAWN                 (708) 355-9572     5,320 RETAIL SQ. FT. DIST:  13
      HERITAGE SQUARE #108            ASST - KAREN REED            FAX (708) 355-9583      MON-FRI  9:30 -  9:00
      428 SOUTH ROUTE 59                     DIANA KLEIN          Open 11/05/92                SAT  9:00 -  6:00
      NAPERVILLE                                                                               SUN 10:00 -  6:00
      IL 60540

  138 OAK PARK                         MGR - EVA AYAASH                (708) 386-7770     5,700 RETAIL SQ. FT. DIST:  43
      1035 WEST LAKE STREET           ASST - DAVE STRICKLAND       FAX (708) 386-7790      MON-FRI  9:30 -  9:00
      OAK PARK                                                    Open 11/12/92                SAT  9:30 -  6:00
                                                                                               SUN 11:00 -  5:00
      IL 60301


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   5

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  139 MOLINE                           MGR - KELLY HEALD               (309) 797-2096     8,676 RETAIL SQ. FT. DIST:  51
      4371 16TH STREET                ASST - DEBBIE WERMELING      FAX (309) 797-8295      MON-FRI  9:00 -  9:00
      MOLINE                                                      Open  2/01/93                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  6:00
      IL 61265

  140 BROOKFIELD                       MGR - DON SMITH                 (414) 821-9640     6,234 RETAIL SQ. FT. DIST:  40
      BROOKFIELD FASHION CENTER       ASST - PATRICIA STARK        FAX (414) 821-9643      MON-FRI  9:30 -  9:00
      16900 J WEST BLUEMOUND RD                                   Open  4/22/93                SAT  9:00 -  6:00
      BROOKFIELD                                                                               SUN 11:00 -  5:00
      WI 53005

  141 WEST ALLIS                       MGR - LYNN WAWRZYNIAKOWSKI      (414) 771-3032     9,763 RETAIL SQ. FT. DIST:  40
      WEST ALLIS TOWN CENTER                                       FAX (414) 771-3206      MON-FRI  9:00 -  9:00
      6718 WEST GREENFIELD                                        Open  6/05/85                SAT  9:00 -  9:00
      WEST ALLIS                                                                               SUN 10:30 -  6:00
      WI 53214

  142 CALUMET CITY                     MGR - MELISSA MUELLER           (708) 868-4920     8,475 RETAIL SQ. FT. DIST:  43
      OAKVIEW SHOPPING CENTER         ASST - CARMEN REYES          FAX (708) 868-5217      MON-FRI  9:00 -  9:00
      1737 EAST WEST ROAD                    DEBBIE SHEAHAN       Open  7/29/93                SAT  9:00 -  9:00
      CALUMET CITY                                                                             SUN 10:00 -  6:00
      IL 60409

  143 ORLAND PARK                      MGR - GINA KELLEY               (708) 403-5228     5,936 RETAIL SQ. FT. DIST:  43
      LAKEVIEW PLAZA                  ASST - YOLANDA VALLE         FAX (708) 403-1026      MON-FRI  9:00 -  9:00
      15778 LAGRANGE ROAD                    STACY RANDOLPH       Open  8/05/93                SAT  9:00 -  9:00
      ORLAND PARK                                                                              SUN 10:00 -  6:00
      IL 60462

  144 ONE SCHAUMBURG PLACE             MGR - PAM GRIFFEY               (847) 995-9511     6,348 RETAIL SQ. FT. DIST:  44
      SPACE T-158                     ASST - OPEN                  FAX (847) 995-9513      MON-FRI 10:00 -  9:00
      601 NORTH MARTINGALE ROAD                                   Open  9/02/93                SAT 10:00 -  9:00
      SCHAUMBURG                                                                               SUN 11:00 -  6:00
      IL 60173

  145 TIMMERMAN                        MGR - DAN SYMONIAK              (414) 466-0567     8,600 RETAIL SQ. FT. DIST:  40
      TIMMERMAN PLAZA                 ASST - JAY VREELAND          FAX (414) 466-0341      MON-FRI  9:00 -  9:00
      10328 WEST SILVER SPRING DR                                 Open  9/30/93                SAT  9:00 -  9:00
      MILWAUKEE                                                                                SUN 10:00 -  6:00
      WI 53225

  146 EVANSVILLE                       MGR - PAUL MELTON               (812) 477-3269     9,873 RETAIL SQ. FT. DIST:  61
      LAWNDALE S/C                    ASST - PATTI PAYTON          FAX (812) 473-8648      MON-FRI  9:00 -  9:00
      862 SOUTH GREEN RIVER ROAD             PAMELA RUSSELBURG    Open  10/28/93               SAT  9:00 -  9:00
      EVANSVILLE                                                                               SUN 10:00 -  6:00
      IN 47715


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   6

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  147 SPEEDWAY                         MGR - DAN MCCAFFERTY            (317) 484-1721    13,325 RETAIL SQ. FT. DIST:  47
      SPEEDWAY SUPER CENTER           ASST - JERRI GARDNER         FAX (317) 484-1375      MON-FRI  9:00 -  9:00
      5926 B CRAWFORDSVILLE ROAD             SHELAINE AVERITT     Open 11/18/93                SAT  9:00 -  9:00
      SPEEDWAY                               DANA RODDA                                        SUN 11:00 -  6:00
      IL 46224

  148 GREENWOOD                        MGR - LISA HERNDON              (317) 888-8101     8,355 RETAIL SQ. FT. DIST:  47
      GREENWOOD SHOPPES               ASST - DEBI RIDENOUR         FAX (317) 888-8272      MON-FRI  9:00 -  9:00
      906 NORTH US 31                        JULIE MASHINO        Open  4/28/94                SAT  9:00 -  9:00
      GREENWOOD                              JAMIE CROW                                        SUN 10:00 -  6:00
      IN 46142

  149 WILLOW LAKE                      MGR - PAM BOURNE                (317) 872-7072     8,830 RETAIL SQ. FT. DIST:  47
      WILLOW LAKE S/C                 ASST - LANETA GAMBY          FAX (317) 872-8419      MON-FRI  9:00 -  9:00
      2620 LAKE CIRCLE DRIVE                 SHARI GROSS          Open 11/18/93                SAT  9:00 -  9:00
      INDIANAPOLIS                                                                             SUN 11:00 -  6:00
      IN 46268

  150 FORT WAYNE                       MGR - STEVE NELSON              (219) 483-4207     7,890 RETAIL SQ. FT. DIST:  47
      COLDWATER CROSSING S/C          ASST - GINA WOOD             FAX (219) 482-4482      MON-FRI  9:00 -  9:00
      5511 COLDWATER ROAD SUITE C            JILL BISHOP          Open 12/02/93                SAT  9:00 -  9:00
      FORT WAYNE                                                                               SUN 10:00 -  6:00
      IN 46825

  151 MARION                           MGR - PAMELA STAFFORD           (319) 377-9522     9,859 RETAIL SQ. FT. DIST:  51
      COLLINS ROAD SQUARE             ASST - CRYSTAL FREITAGER     FAX (319) 377-0803      MON-FRI  9:00 -  9:00
      1370 TWIXT TOWN ROAD                   OPEN                 Open  3/10/94                SAT  9:00 -  9:00
      MARION                                                                                   SUN 10:00 -  6:00
      IA 52302

  152 LAFAYETTE PLACE                  MGR - DEBBIE WOOD               (317) 388-9277     8,500 RETAIL SQ. FT. DIST:  47
      3629 COMMERCIAL DRIVE           ASST - SHIRLEY WOLFE         FAX (317) 388-9294      MON-FRI  9:00 -  9:00
      INDIANAPOLIS                                                Open  4/28/94                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  6:00
      IN 46222

  153 ROCHESTER                        MGR - OPEN                      (507) 287-0287     9,860 RETAIL SQ. FT. DIST:  51
      T.J. MAXX PLAZA                 ASST - CONNIE PETERS         FAX (507) 287-0306      MON-FRI  9:00 -  9:00
      1300 SALEM ROAD S.W.                   DARCY JENSEN         Open  9/22/94                SAT  9:00 -  9:00
      ROCHESTER                                                                                SUN 10:00 -  6:00
      MN 55902

  154 RACINE                           MGR - KRISTIE GRINDEY           (414) 634-5530    10,048 RETAIL SQ. FT. DIST:  40
      RACINE CENTER                   ASST - JENNY PETRICK         FAX (414) 634-0578      MON-FRI  9:30 -  9:00
      5201 Q WASHINGTON AVENUE               KARYN SCHIESL        Open  9/27/94                SAT  9:30 -  9:00
      RACINE                                                                                   SUN 10:00 -  6:00
      WI 53406


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   7

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  155 HIKES POINT                      MGR - KIMBERLY KANE             (502) 458-4254    11,160 RETAIL SQ. FT. DIST:  47
      HIKES POINT PLAZA                MIT - DAN TORRES            FAX (502) 458-4643      MON-FRI  9:00 -  9:00
      4048 TAYLORSVILLE ROAD                                      Open 10/23/94                SAT  9:00 -  9:00
      LOUISVILLE                                                                               SUN 10:00 -  6:00
      KY 40220

  156 SOUTHPORT                        MGR - PAUL VANDERSEE            (515) 256-9151    10,375 RETAIL SQ. FT. DIST:  51
      SOUTHPORT SHOPPING CENTER       ASST - JANE STEEN            FAX (515) 256-9167      MON-FRI  9:00 - 10:00
      6325 S.E. 14TH STREET                                       Open 10/10/94                SAT  9:00 - 10:00
      DES MOINES                                                                               SUN 10:00 -  8:00
      IA 50320

  157 BAKERS SQUARE                    MGR - KATHY BEUTLER             (402) 334-5408     9,469 RETAIL SQ. FT. DIST:  51
      BAKER SQUARE                    ASST - CONNIE PETERSON       FAX (402) 334-0267      MON-FRI  9:00 -  9:00
      13415 WEST CENTER ROAD                 NICOLE MILLER        Open 11/14/94                SAT  9:00 -  9:00
      OMAHA                                                                                    SUN 10:00 -  6:00
      NE 68144

  158 HARPERS STATION                  MGR - LORI MAYNARD              (513) 489-3544     7,851 RETAIL SQ. FT. DIST:  68
      11309-E MONTGOMERY              ASST - CATHY ELFERS          FAX (513) 489-3709      MON-FRI  9:00 -  9:00
      CINCINNATI                                                  Open 12/07/94                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  6:00
      OH 45208

  159 ROOKWOOD                         MGR - CHRIS SCHULZE             (513) 531-9242     7,880 RETAIL SQ. FT. DIST:  68
      ROOKWOOD PAVILION, SUITE A-9    ASST - SHELBY GANTENBERG     FAX (513) 531-9246      MON-FRI  9:00 -  9:00
      2692 MADISON ROAD                                           Open 10/30/94                SAT  9:00 -  9:00
      CINCINNATI                                                                               SUN 10:00 -  6:00
      OH 45208

  160 EASTGATE STATION                 MGR - EVAN CORDAY               (513) 943-1000     7,070 RETAIL SQ. FT. DIST:  68
      700 EASTGATE SOUTH DRIVE        ASST - AMY WENTZEL           FAX (513) 943-0898      MON-FRI  9:00 -  9:00
      CINCINNATI                             ADDRIENNE LUDLOW     Open  3/03/95                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  6:00
      OH 45208

  161 BALLWIN PLAZA                    MGR - KATHY TABER               (314) 227-3558     6,650 RETAIL SQ. FT. DIST:  61
      BALLWIN PLAZA CENTER            ASST - PAM EDMONDS           FAX (314) 527-3061      MON-FRI  9:00 -  9:00
      15425 MANCHESTER ROAD                                       Open  2/15/95                SAT  9:00 -  9:00
      BALLWIN                                                                                  SUN 10:00 -  6:00
      MO 63011

  162 FAIRVIEW HEIGHTS                 MGR - VICKIE BECKER             (618) 397-5210    11,433 RETAIL SQ. FT. DIST:  61
      MARKET PLACE                                                 FAX (618) 397-5245      MON-FRI  9:00 -  9:00
      22 PLAZA DRIVE                                              Open  2/15/95                SAT  9:00 -  9:00
      FAIRVIEW HEIGHTS                                                                         SUN 10:00 -  6:00
      IL 62208


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   8

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  163 LEMAY PLAZA                      MGR - BRUCE POPE                (314) 892-2117    12,370 RETAIL SQ. FT. DIST:  61
      LEMAY PLAZA                                                  FAX (314) 892-3667      MON-FRI  9:00 -  9:00
      2560 LEMAY FERRY ROAD                                       Open 11/25/94                SAT  9:00 -  9:00
      ST LOUIS                                                                                 SUN 10:00 -  6:00
      MO 63125

  164 WASHINGTON SHOPPES               MGR - SHERYL WILLIAMS           (317) 890-1111    11,340 RETAIL SQ. FT. DIST:  47
      10021 EAST WASHINGTON STREET    ASST - PATTI ELLIOT          FAX (317) 897-5338      MON-FRI  9:00 -  9:00
      INDIANAPOLIS                           SHELLY GOODMAN       Open 11/12/94                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  6:00
      IN 46229

  165 APPLETON                         MGR - BONNIE KILEY              (414) 730-0101     8,470 RETAIL SQ. FT. DIST:  40
      FOX RIVER MALL                  ASST - TAMMY BAUER           FAX (414) 730-8180      MON-FRI  9:00 -  9:00
      4651 MICHAELS DRIVE                    SUE WALTER           Open 11/23/94                SAT  9:00 -  9:00
      APPLETON                                                                                 SUN 10:00 -  6:00
      WI 54915

  166 JANESVILLE                       MGR - CHERYL RADTKEON           (608) 752-2322     7,200 RETAIL SQ. FT. DIST:  40
      2033 HUMES                      ASST - MARY ZIPSE            FAX (608) 752-2689      MON-FRI  9:00 -  9:00
      JANESVILLE                             MARIE VIVOLA         Open  2/15/95                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  6:00
      WI 53545

  167 CONSUMER SQUARE                  MGR - JENNIFER SMITH            (614) 861-2111    10,355 RETAIL SQ. FT. DIST:  68
      6418 TUSSING ROAD               ASST - BRENDA MECUM          FAX (614) 861-2442      MON-FRI  9:00 -  9:00
      COLUMBUS                                                    Open  5/08/95                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  6:00
      OH 43068

  168 COLERAIN                         MGR - KIM VANVLIET              (513) 923-9777     8,227 RETAIL SQ. FT. DIST:  68
      COLERAIN TOWNE CENTER           ASST - AMY RICCOBENE         FAX (513) 923-9781      MON-FRI  9:00 -  9:00
      10204 COLERAIN AVENUE                                       Open  7/22/95                SAT  9:00 -  9:00
      CINCINNATI                                                                               SUN 10:00 -  6:00
      OH 45251

  169 EAU CLAIRE                       MGR - RENAE HARKE               (715) 834-9663     8,070 RETAIL SQ. FT. DIST:  40
      CHIPPEWA VALLEY PLAZA           ASST - WENDY BAUER           FAX (715) 834-9970      MON-FRI  9:00 -  9:00
      3900 BLOCK OF GATEWAY DR               LEANN GRINLEY        Open  3/29/95                SAT  9:00 -  9:00
      EAU CLAIRE                                                                               SUN 10:00 -  6:00
      WI 54701

  170 WEST BROAD PLAZA                 MGR - KIM BOWATER               (614) 351-0369     7,240 RETAIL SQ. FT. DIST:  68
      4091 WEST BROAD STREET          ASST - RHOADENA JOHNSON      FAX (614) 351-0394      MON-FRI  9:00 -  9:00
      COLUMBUS                               JULE WILLIAMS        Open  4/17/95                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  6:00
      OH 43228


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   9

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  171 HANOVER PARK                     MGR - CATHY HULTEN              (708) 736-9450     9,408 RETAIL SQ. FT. DIST:  13
      WESTVIEW PLAZA                  ASST - JOLENE STOCKER        FAX (630) 736-9454      MON-FRI  9:00 -  9:00
      7470 BARRINGTON ROAD                   VIRGINIA BONES       Open  5/08/95                SAT  9:00 -  9:00
      HANOVER PARK                           CHAD WORTHEN                                      SUN 10:00 -  6:00
      IL 60103

  172 90TH & FORT                      MGR - BARB MALONE               (402) 573-5225    11,250 RETAIL SQ. FT. DIST:  51
      PLAZA NORTH CENTER              ASST - CINDY ADDISON         FAX (402) 573-5167      MON-FRI  9:00 -  9:00
      5515 NORTH 90TH ST.                                         Open  8/28/95                SAT  9:00 -  9:00
      OMAHA                                                                                    SUN 10:00 -  6:00
      NE 68134

  173 AKRON EAST                       MGR - DEBBIE SWARZMILLER        (216) 630-8409     8,205 RETAIL SQ. FT. DIST:  68
      CHAPEL HILL SQUARE              ASST - KIM METZ              FAX (216) 630-8411      MON-FRI  9:00 -  9:00
      1912 BUCHHOLZER BOULEVARD                                   Open  5/20/95                SAT  9:00 -  9:00
      AKRON                                                                                    SUN 10:00 -  6:00
      OH 44310

  174 KENOSHA                          MGR - PAM KINDSCHUH             (414) 697-6360     8,380 RETAIL SQ. FT. DIST:  40
      SOUTHPORT PLAZA                 ASST - VIDA ZIMMER           FAX (414) 697-6361      MON-FRI  9:00 -  9:00
      6932 GREEN BAY ROAD                    GILLIAN POPLAWSKI    Open  7/24/95                SAT  9:00 -  9:00
      KENOSHA                                                                                  SUN 10:00 -  6:00
      WI 53142

  175 MENTOR                           MGR - SHANNON BOWSER            (216) 350-9816     8,160 RETAIL SQ. FT. DIST:  68
      CREEKSIDE COMMONS               ASST - ROBIN COMO            FAX (216) 350-9863      MON-FRI  9:00 -  9:00
      9597 MENTOR AVENUE                                          Open 10/05/95                SAT  9:00 -  9:00
      MENTOR                                                                                   SUN 10:00 -  6:00
      OH 44060

  176 DOWNERS PLAZA                    MGR - SANDIE HILL               (630) 663-0428     9,000 RETAIL SQ. FT. DIST:  13
      DOWNERS PLAZA                   ASST - SHERYL HENDERSON      FAX (630) 663-0581      MON-FRI  9:00 -  9:00
      124 OGDEN AVENUE                       CAROL HOZVICKA       Open  9/15/95                SAT  9:00 -  9:00
      DOWNERS GROVE                                                                            SUN 10:00 -  6:00
      IL 60515

  177 NORTH OLMSTEAD                   MGR - CAROL HOZVICKA            (216) 716-1411     8,000 RETAIL SQ. FT. DIST:  68
      WATER TOWER SQUARE S/C          ASST - LAURA ROBINSON        FAX (216) 716-1413      MON-FRI  9:00 -  9:00
      27246 LORAIM ROAD                      KIM VITANZA          Open 12/03/95                SAT  9:00 -  9:00
      NORTH OLMSTEAD                                                                           SUN 10:00 -  6:00
      OH 44070

  178 CLARKSVILLE                      MGR - FALICIA CORNILLE          (812) 280-7664     7,880 RETAIL SQ. FT. DIST:  47
      CLARKSVILLE TOWNE CENTER        ASST - KRISTI KERN           FAX (812) 280-7669      MON-FRI  9:00 -  9:00
      706 EAST S.R. 131                      RHONDA SCHMIDT       Open  9/08/95                SAT  9:00 -  9:00
      CLARKSVILLE                                                                              SUN 10:00 -  6:00
      IN 47129


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   10

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  179 FL0RENCE                         MGR - BRUCE MOYER               (606) 282-7030     8,788 RETAIL SQ. FT. DIST:  68
      FLORENCE SQUARE S/C             ASST - MOLLY WINKLE          FAX (606) 282-6974      MON-FRI  9:00 -  9:00
      7673 MALL ROAD                                              Open  9/16/95                SAT  9:00 -  9:00
      FLORENCE                                                                                 SUN 10:00 -  6:00
      KY 41042

  180 DIXIE HIGHWAY                    MGR - DIANE LEWIS               (502) 447-2070     9,183 RETAIL SQ. FT. DIST:  47
      KMART PLAZA                     ASST - GLENDA BEELER         FAX (502) 447-2069      MON-FRI  9:00 -  9:00
      4921-A DIXIE HIGHWAY                                        Open 10/25/95                SAT  9:00 -  6:00
      LOUISVILLE                                                                               SUN 10:00 -  6:00
      KY 40216

  181 MATTESON                         MGR - VALERIE BAFFIELD          (708) 747-7380     7,776 RETAIL SQ. FT. DIST:  13
      MATTESON TOWN CENTER            ASST - BELETA JACKSON        FAX (708) 747-7247      MON-FRI  9:00 -  9:00
      134 TOWN CENTER ROAD                                        Open 10/25/95                SAT  9:00 -  9:00
      MATTESON                                                                                 SUN 10:00 -  6:00
      IL 60443

  182 OSHKOSH                          MGR - HEATHER BOWMAN            (414) 232-8982     8,280 RETAIL SQ. FT. DIST:  40
      OSHKOSH SHOPPING CENTER         ASST - LYNN KELLER           FAX (414) 232-8984      MON-FRI  9:00 -  9:00
      1941 SOUTH KOELLER STREET              LORI BOUGIE          Open 10/06/95                SAT  9:00 -  9:00
      OSHKOSH                                                                                  SUN 10:00 -  6:00
      WI 54901

  183 CRESTWOOD                        MGR - TODD SIGLER               (314) 909-0552     8,532 RETAIL SQ. FT. DIST:  61
      WATSON PLAZA                    ASST - MARY ELLEN SISK       FAX (314) 909-0564      MON-FRI  9:00 -  9:00
      9815 WATSON ROAD SUITE 114                                  Open 10/07/95                SAT  9:00 -  9:00
      CRESTWOOD                                                                                SUN 10:00 -  6:00
      MO 63126

  184 EAST TOWN S/C                    MGR - CRYSTAL GREEN             (608) 245-1193     8,222 RETAIL SQ. FT. DIST:  40
      EAST TOWNE PLAZA S/C            ASST - RICH NODORFT          FAX (608) 245-1195      MON-FRI  9:00 -  9:00
      2031 ZEIER ROAD                                             Open 10/24/95                SAT  9:00 -  9:00
      MADISON                                                                                  SUN 10:00 -  6:00
      WI 53704

  185 BLOOMINGTON IN                   MGR - BRAD MARTIN               (812) 335-0248     6,804 RETAIL SQ. FT. DIST:  47
      2817 EAST THIRD STREET          ASST - JENNIFER MARSHALL     FAX (812) 335-0253      MON-FRI  9:00 -  9:00
                                             HEATHER ALEXANDER    Open 11/24/95                SAT  9:00 -  9:00
      BLOOMINGTON                                                                              SUN 10:00 -  6:00
      IN 47408

  186 CASTLETON                        MGR - TONY CASE                 (317) 842-2943     7,168 RETAIL SQ. FT. DIST:  47
      LINEN 'N THINGS PLAZA           ASST - BRIAN CUNNINGHAM      FAX (317) 842-3183      MON-FRI  9:00 -  9:00
      8540 CASTLETON CORNER DRIVE            GLORIA MERZ          Open 11/04/95                SAT  9:00 -  9:00
      INDIANAPOLIS                                                                             SUN 10:00 -  6:00
      IN 46250


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   11

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  187 GRAND ISLAND                     MGR - GAYLE NEWMAN              (308) 381-1809     9,796 RETAIL SQ. FT. DIST:  51
      ILE DE GRAND S/C                ASST - CAROL MANCHAME        FAX (308) 381-2377      MON-FRI  9:00 -  9:00
      2235 NORTH WEBB ROAD                   ROXIE STOBBE         Open 11/17/95                SAT  9:00 -  9:00
      GRAND ISLAND                                                                             SUN 10:00 -  6:00
      NE 68803

  188 WEST DES MOINES                  MGR - AARON MCFARLAND           (515) 267-0941     9,424 RETAIL SQ. FT. DIST:  51
      WEST RIDGE S/C                  ASST - DOUG FLETHER          FAX (515) 267-1011      MON-FRI  9:00 -  9:00
      10201 NORTH WEBB ROAD                  JAMES SASSATELLI     Open  1/31/96                SAT  9:00 -  9:00
      CLIVE                                  DAWN GORELICH                                     SUN 10:00 -  6:00
      IA 50325

  189 LINCOLN                          MGR - KAYLEEN KNISLEY           (402) 477-3445     9,840 RETAIL SQ. FT. DIST:  51
      ABE LINCOLN MALL                ASST - DOROTHY MARSHALL      FAX (402) 477-3791      MON-FRI  9:00 -  9:00
      4720 NORTH 27TH STREET                 JULIE KEYS           Open  2/07/96                SAT  9:00 -  9:00
      LINCOLN                                                                                  SUN 10:00 -  6:00
      NE 68521

  190 CHAMPAIGN                        MGR - DINA VOLEMAN              (217) 355-6837     8,406 RETAIL SQ. FT. DIST:  61
      BAYTOWN SQUARE                  ASST - JOELLA WILCOXIN       FAX (217) 355-6895      MON-FRI  9:00 -  9:00
      2019 NORTH PROSPECT                                         Open  2/01/96                SAT  9:00 -  9:00
      CHAMPAIGN                                                                                SUN 10:00 -  6:00
      IL 61821

  191 WATERLOO                         MGR - JODY KIES                 (319) 235-7999     8,350 RETAIL SQ. FT. DIST:  51
      FLAMMANG SQUARE                 ASST - PAT BEINER            FAX (319) 235-7938      MON-FRI  9:00 -  9:00
      1150 FLAMMANG DRIVE                    SHELLY HAMLIN        Open  3/25/96                SAT  9:00 -  9:00
      WATERLOO                                                                                 SUN 10:00 -  6:00
      IA 50702

  192 MANSFIELD                        MGR - LINDA DURDLE              (419) 529-2548     8,400 RETAIL SQ. FT. DIST:  68
      SPRINGFIELD SQUARE SUITE 108    ASST - JANET LONGWELL        FAX (419) 529-2978      MON-FRI  9:00 -  9:00
      556 N. LEXINGTON-SPRINGFIELD           CATHY JOHNSON        Open  2/23/96                SAT  9:00 -  9:00
      MANSFIELD                                                                                SUN  9:00 -  6:00
      OH 44906

  193 CARRIAGE PLACE                   MGR - RANDY LICHTENBERGER       (614) 442-1788     8,705 RETAIL SQ. FT. DIST:  68
      CARRIAGE PLACE S/C              ASST - PAT SHARP             FAX (614) 442-1785      MON-FRI  9:00 - 10:00
      2630 BETHEL                            JERAMI CAMPBELL      Open  2/06/96                SAT  9:00 - 10:00
      COLUMBUS                                                                                 SUN 11:00 -  7:00
      OH 43220

  194 72 & JONES                       MGR - CARLOS O'FERRAL           (402) 392-2885     7,738 RETAIL SQ. FT. DIST:  51
      713 1/2 SOUTH 72ND STREET       ASST - TAMMY RE JACKSON      FAX (402) 392-2961      MON-FRI  9:00 -  9:00
                                                                  Open  4/09/96                SAT  9:00 -  9:00
      OMAHA                                                                                    SUN 10:00 -  6:00
      NE 68114


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   12

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  195 SPRINGFIELD                      MGR - TERI FLOWER               (417) 886-1840     8,163 RETAIL SQ. FT. DIST:  61
      JAMES RIVER TOWNE CENTER        ASST - TRACI KATZFEY         FAX (417) 886-1843      MON-FRI  9:00 -  9:00
      1839 INDEPENDENCE SUITE S              JEFF BAKER           Open  4/13/96                SAT  9:00 -  9:00
      SPRINGFIELD                                                                              SUN 10:00 -  6:00
      MO 65804

  196 UNIVERSITY                       MGR - SHERRY FRANKS             (812) 421-8526           RETAIL SQ. FT. DIST:  61
      UNIVERSITY S/C                  ASST - PAMELA OMER           FAX (812) 421-8532      MON-FRI       -                      ^
      4821 UNIVERSITY DRIVE                                       Open  6/05/96                SAT       -                      |
      EVANSVILLE                                                                               SUN       -                      |
      IN 47712                                                                                                            OPEN  |

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      NOT OPEN  |
                                                                                                                                |
  197 BRADLEY                          MGR - TINA EDDINGTON            (815) 939-9159           RETAIL SQ. FT. DIST:  13        |
      WATER TOWER PLAZA                                            FAX (815) 939-9267      MON-FRI  9:00 -  9:00                v
      1595 NORTH STATE ROUTE 50                                   Open  8/01/96                SAT  9:00 -  9:00
      BRADLEY                                                                                  SUN 10:00 -  6:00
      IL 60915

  198 LAFAYETTE MARKET                 MGR - MARTH WHITE                                        RETAIL SQ. FT. DIST:  47
      LAFAYETTE MARKET PLACE                                                               MON-FRI       -
      3540 STATE ROAD 38E SUITE 301                               Open  8/10/96                SAT       -
      LAFAYETTE                                                                                SUN       -
      IN 47905

  199 HIGHLAND GROVE                   MGR - OPEN                                               RETAIL SQ. FT. DIST:  43
      HIGHLAND GROVE                                                                       MON-FRI       -
      10229 INDIANAPOLIS BOULEVARD                                Open  8/15/96                SAT       -
      HIGHLAND                                                                                 SUN       -
      IN 46320

  200 DEER GROVE                       MGR - OPEN                                               RETAIL SQ. FT. DIST:  44
      DEER GROVE CENTER                                                                    MON-FRI       -
      637 EAST DUNDEE ROAD                                        Open  8/15/96                SAT       -
      PALATINE                                                                                 SUN       -
      IL 60067

  201 WAUSAU                           MGR - OPEN                                               RETAIL SQ. FT. DIST:  40
      MOUNTAIN VIEW SQUARE                                                                 MON-FRI       -
      3712 RIB MOUNTAIN ROAD                                      Open  8/25/96                SAT       -
      WAUSAU                                                                                   SUN       -
      WI 54401

  202 NEW STORE                        MGR - OPEN                                               RETAIL SQ. FT. DIST:  99
      NEW STORE ADDRESS                                                                    MON-FRI       -
                                                                  Open 10/01/96                SAT       -
      ANYWHERE                                                                                 SUN       -
      IL


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   13

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  203 NEW STORE                        MGR - OPEN                                               RETAIL SQ. FT. DIST:  99   NOT
      NEW STORE ADDRESS                                                                    MON-FRI       -                 OPEN
                                                                  Open 10/01/96                SAT       -                  |
      ANYWHERE                                                                                 SUN       -                  |
      IL                                                                                                                    v

  204 NEW STORE                        MGR - OPEN                                               RETAIL SQ. FT. DIST:  99
      NEW STORE ADDRESS                                                                    MON-FRI       -
                                                                  Open 10/01/96                SAT       -
      ANYWHERE                                                                                 SUN       -
      IL

  205 NEW STORE                        MGR - OPEN                                               RETAIL SQ. FT. DIST:  99
      NEW STORE ADDRESS                                                                    MON-FRI       -
                                                                  Open 10/01/96                SAT       -
      ANYWHERE                                                                                 SUN       -
      IL

  206 NEW STORE                        MGR - OPEN                                               RETAIL SQ. FT. DIST:  99
      NEW STORE ADDRESS                                                                    MON-FRI       -
                                                                  Open 10/01/96                SAT       -
      ANYWHERE                                                                                 SUN       -
      IL

  207 NEW STORE                        MGR - OPEN                                               RETAIL SQ. FT. DIST:  99
      NEW STORE ADDRESS                                                                    MON-FRI       -
                                                                  Open 10/01/96                SAT       -
      ANYWHERE                                                                                 SUN       -
      IL

  208 NEW STORE                        MGR - OPEN                                               RETAIL SQ. FT. DIST:  99
      NEW STORE ADDRESS                                                                    MON-FRI       -
                                                                  Open 10/01/96                SAT       -
      ANYWHERE                                                                                 SUN       -
      IL

  209 NEW STORE                        MGR - OPEN                                               RETAIL SQ. FT. DIST:  99
      NEW STORE ADDRESS                                                                    MON-FRI       -
                                                                  Open 10/01/96                SAT       -
      ANYWHERE                                                                                 SUN       -
      IL

  210 NEW STORE                        MGR - OPEN                                               RETAIL SQ. FT. DIST:  99
      NEW STORE ADDRESS                                                                    MON-FRI       -
                                                                  Open 10/01/96                SAT       -
      ANYWHERE                                                                                 SUN       -
      IL


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   14

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  501 WHEATON/BALTIMORE                MGR - LOREN BAILEY              (301) 946-8093     6,512 RETAIL SQ. FT. DIST:  12   OPEN
      WHEATON PARK S/C                ASST - REBECCA MOWELL        FAX (301) 946-9502      MON-FRI 10:00 -  9:00             |
      12021 GEORGIA AVENUE                   ELISABETH RICCI      Open  9/24/92                SAT 10:00 -  8:00             |
      WHEATON                                                                                  SUN 11:00 -  5:00             |
      MD 20902                                                                                                               v

  502 LOCH RAVEN                       MGR - SUSAN BUSSARD             (410) 296-6441     6,379 RETAIL SQ. FT. DIST:   1
      HILLENDALE S/C                  ASST - PATRICIA MORRISON     FAX (410) 296-8743      MON-FRI 10:00 -  9:00
      6829 LOCH RAVEN BLVD                   ALYCIA BURNHAM       Open  9/26/92                SAT 10:00 -  8:00
      BALTIMORE                                                                                SUN 11:00 -  5:00
      MD 21204

  503 COCKEYSVILLE                     MGR - DANA ALSTON               (410) 683-0585     7,450 RETAIL SQ. FT. DIST:   1
      CHURCH LANE CENTER              ASST - NANNETTE MAGGITTI     FAX (410) 683-0482      MON-FRI 10:00 -  9:00
      9952 YORK ROAD                         TRACEY HEDRICK       Open  5/22/93                SAT 10:00 -  8:00
      COCKEYSVILLE                                                                             SUN 11:00 -  5:00
      MD 21030

  504 DUNDALK                          MGR - KEN HUMPHREYS             (410) 282-8501     5,280 RETAIL SQ. FT. DIST:   1
      MERRITT POINT S/C               ASST - LINDA RIPPLE          FAX (410) 282-8502      MON-FRI 10:00 -  9:00
      1581 MERRITT BOULEVARD                 JENNIFER WATTS       Open 10/02/93                SAT  9:00 -  7:00
      DUNDALK                                                                                  SUN 11:00 -  5:00
      MD 21228

  505 CATONSVILLE                      MGR - DAVID JOHNSON             (410) 747-6766     4,970 RETAIL SQ. FT. DIST:   1
      FORTY WEST PLAZA                ASST - MARY ADAMS            FAX (410) 747-7291      MON-FRI  9:00 -  9:00
      6489 BALTIMORE NATIONAL PIKE                                Open 11/05/93                SAT  9:00 -  8:00
      CATONSVILLE                                                                              SUN 11:00 -  5:00
      MD 21228

  506 LIBERTY COURT                    MGR - BENJAMIN SAMPSON          (410) 922-1720     7,850 RETAIL SQ. FT. DIST:   1
      8656 LIBERTY ROAD                                            FAX (410) 922-9281      MON-FRI 10:00 -  9:00
      RANDALLSTOWN                                                Open 10/20/94                SAT  9:00 -  8:00
                                                                                               SUN 12:00 -  5:00
      MD 21133

  507 GLEN BURNIE                      MGR - MELANIE PIGOTT            (410) 863-0627     7,874 RETAIL SQ. FT. DIST:   1
      CHESAPEAKE SQUARE S/C           ASST - KIRSTIN MARTINEZ      FAX (410) 863-0629      MON-FRI 10:00 -  9:00
      6714-A GOVERNOR RITCHIE HWY            BETH NOVAK           Open 11/06/94                SAT  9:00 -  9:00
      GLEN BURNIE                                                                              SUN 11:00 -  5:00
      MD 21061

  508 CHANTILLY                        MGR - ANGELA STEWART            (703) 817-0801     9,125 RETAIL SQ. FT. DIST:   1
      13948 METROTECH DRIVE           ASST - MELANIE LUPIEN        FAX (703) 817-0803      MON-FRI  9:00 -  9:00
      CHANTILLY                              REBECCA CARROLL      Open  3/31/95                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  6:00
      VA 22021


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   15

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  509 PENN STATION                     MGR - TAJUANA PAYNE             (301) 420-0103    10,335 RETAIL SQ. FT. DIST:  12
      5604 SILVERHILL ROAD             MIT - EVELYN MULLENEX       FAX (301) 420-0103      MON-FRI 10:00 -  9:00
      DISTRICT HEIGHTS                ASST - CAROLYN MURRAY       Open  4/01/95                SAT 10:00 -  9:00
                                             DOUGLAS SHUE                                      SUN 11:00 -  5:00
      MD 20747

  510 WESTGATE CENTER                  MGR - PAULA SANDERS             (703) 368-1742     9,175 RETAIL SQ. FT. DIST:  12
      WESTGATE SHOPPING CENTER        ASST - HUGH KILBY            FAX (703) 368-1738      MON-FRI  9:00 -  9:00
      8099 SUDLEY                            BILL CAPORALETTI     Open  5/20/95                SAT  9:00 -  9:00
      MANASSAS                                                                                 SUN 11:00 -  5:00
      VA 22110

  511 LAUREL                           MGR - SIA MASTAN                (301) 490-7900    10,750 RETAIL SQ. FT. DIST:  12
      LAUREL PLAZA                                                 FAX (301) 490-7961      MON-FRI  9:00 -  9:00
      9622 ROUTE 198                                              Open  6/05/85                SAT  9:00 -  9:00
      LAUREL                                                                                   SUN 10:00 -  6:00
      MD 20707

  512 ALEXANDRIA                       MGR - DEBBIE HUBBARD            (703) 765-9756     7,618 RETAIL SQ. FT. DIST:  12
      MT VERNON PLAZA                 ASST - RENITA JAMES          FAX (703) 765-9759      MON-FRI  9:00 -  9:00
      7684 RICHMOND HIGHWAY                  BOBBY ARTIS          Open  7/27/95                SAT  9:00 -  9:00
      ALEXANDRIA                                                                               SUN 11:00 -  5:00
      VA 22306

  513 WALDORF                          MGR - BECKY NICKOLS             (301) 374-9501     7,716 RETAIL SQ. FT. DIST:  12
      FESTIVAL AT WALDORF             ASST - CHRISTINA STRICK      FAX (301) 374-9017      MON-FRI  9:00 -  9:00
      2910 FESTIVAL WAY                                           Open  7/28/95                SAT  9:00 -  9:00
      WALDORF                                                                                  SUN 11:00 -  6:00
      MD 20601

  514 FREDERICKSBURG                   MGR - CHERYL D'ORIO             (540) 371-5005     9,026 RETAIL SQ. FT. DIST:  12
      GREENBRIAR SHOPPING CENTER      ASST - PATRICIA THOMPSON     FAX (540) 371-4704      MON-FRI  9:00 -  9:00
      2042 PLANK ROAD                                             Open  8/04/95                SAT  9:00 -  9:00
      FREDERICKSBURG                                                                           SUN 11:00 -  5:00
      VA 22401

  515 HANOVER CROSSING                 MGR - RODNEY MERRILL            (717) 632-1557           RETAIL SQ. FT. DIST:   1
      HANOVER CROSSING S/C            ASST - NICOLE LADY           FAX (717) 632-2373      MON-FRI  9:00 -  9:00
      475 EISENHOWER DRIVE                   PAMELA KEENEY        Open  5/10/96                SAT  9:00 -  9:00
      HANOVER                                                                                  SUN 11:00 -  5:00
      PA 17331

  516 FIRST STATE PLAZA                MGR - CAROL GARIS               (302) 993-0282     6,502 RETAIL SQ. FT. DIST:   1
      1716 WEST NEWPORT PIKE          ASST - KIM HENDERSON         FAX (302) 993-0285      MON-FRI  9:00 -  9:00
      NEWCASTLE COUNTY                       DEBBIE CLOUSER       Open  9/30/95                SAT  9:00 -  9:00
      STANTON                                                                                  SUN 11:00 -  5:00
      DE 19804


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   16

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  517 LANDMARK                         MGR - WILDA C-TORRES            (703) 916-1834     8,094 RETAIL SQ. FT. DIST:  12  OPEN
      PLAZA AT LANDMARK               ASST - DOMINIQUE THOMAS      FAX (703) 916-1836      MON-FRI  9:00 -  9:00            |
      6198-C LITTLE RIVER TURNPIKE           JENNIFER SMITH       Open 10/28/95                SAT 10:00 -  9:00            |
      ALEXANDRIA                                                                               SUN 11:00 -  6:00            |
      VA 22312                                                                                                              v

  518 BEL AIR                          MGR - DAN NISSENNBAUM           (410) 838-6830     9,600 RETAIL SQ. FT. DIST:   1
      TOLLGATE MARKETPLACE            ASST - LEWIS LEE             FAX (410) 838-6806      MON-FRI  9:00 -  9:00
      615 BEL AIR ROAD SUITE O                                    Open 12/04/95                SAT  9:00 -  9:00
      BEL AIR                                                                                  SUN 10:00 -  6:00
      MD 21014

  519 MIDLOTHIAN MARKET                MGR - OPEN                                               RETAIL SQ. FT. DIST:  12   NOT
      MIDLOTHIAN MARKET                                                                    MON-FRI       -                OPEN
      217 WADSWORTH DRIVE                                         Open  9/15/96                SAT       -                  |
      RICHMOND                                                                                 SUN       -                  |
      VA 23236                                                                                                              |
                                                                                                                            v
  520 NEW BALTIMORE                    MGR - OPEN                                               RETAIL SQ. FT. DIST:   1
      NEW BALTIMORE MALL                                                                   MON-FRI       -
                                                                  Open 10/01/96                SAT       -
      BALTIMORE                                                                                SUN       -
      MD


                                                    *** END OF REPORT ***